SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 April 22, 2005
                                (Date of report)


                             RESOLVE STAFFING, INC.
             (Exact Name of Registrant as Specified in its Charter)


                            Nevada 0-29485 33-0850639
       (State of Incorporation) (Commission File Number) (IRS Employer ID)


                                 3235 Omni Drive
                              Cincinnati, OH 45245
                    (Address of Principal Executive Offices)

                                 (800) 894-4250
              (Registrant's telephone number, including area code)

ITEM 5. Change in Registrant's Directors

On April 21, 2005, the board of directors of Resolve Staffing appointed William Walton as director of the Company. Mr. Walton is not party to any arrangement or understanding with any person pursuant to which Mr. Walton was selected as a director; nor is Mr. Walton a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Walton was not appointed to serve on any committees of the Company's Board of Directors. Mr. Walton may be appointed to one or more committees of the Company's Board of Directors in the future, at which point the Company shall amend this form 8-K to disclose each such appointment within four business days of such appointment.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RESOLVE STAFFING, INC.

By: /s/ Ronald Heineman


----------------------
CEO

Dated: April 21, 2005


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